                                                                    EXHIBIT 17


                                 POWER OF ATTORNEY


     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ROSS D. FRIEND and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 23 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and Amendment No. 21 to the Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-3 (1933 Act File No. 2-74459 and 1940 Act File No. 811-3289) of Franklin Life Money Market Variable Annuity Fund C of The Franklin Life Insurance Company ("The Franklin") and (b) any and all amendments (including further Post-Effective Amendments and Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.

           Signature                            Title                                      Date
           ---------                            -----                                      ----
/s/ Elizabeth E. Arthur
----------------------------
    Elizabeth E. Arthur       Secretary, Board of Managers of the Fund              February 13, 1998

/s/ Earl W. Baucom
----------------------------
      Earl W. Baucom          Senior Vice President, Chief Financial                January 13, 1998
                              Officer, Treasurer (principal financial
                              officer and principal accounting officer)
                              and Director of The Franklin
/s/ Robert M. Beuerlein
----------------------------
    Robert M. Beuerlein       Senior Vice President - Actuarial and Director of     January 14, 1998
                              The Franklin


/s/ Brady W. Creel
----------------------------
      Brady W. Creel          Senior Vice President and Chief Marketing Officer     January 14, 1998
                              and Director of The Franklin


----------------------------
    James S. D'Agostino       Vice Chairman and Director of The Franklin            ________, 1998


----------------------------
     Robert M. Devlin         Senior Chairman and Director of The Franklin          ________, 1998


/s/ Ross D. Friend
----------------------------
      Ross D. Friend          Senior Vice President, General Counsel and            January 19, 1998
                              Assistant Secretary of The Franklin

           Signature                            Title                                      Date
           ---------                            -----                                      ----

/s/ Clifford L. Greenwalt     Member, Board of Managers of the Fund                 January 22, 1998
----------------------------
    Clifford L. Greenwalt


----------------------------
    Rodney O. Martin, Jr.             Director of The Franklin                      ________, 1998

----------------------------
       Jon P. Newton          Vice Chairman and Director of The Franklin            ________, 1998


/s/ Gary D. Reddick
----------------------------
      Gary D. Reddick         Vice Chairman and Director of The Franklin            January 23, 1998

/s/ William A. Simpson
----------------------------
    William A. Simpson        Chairman of the Board, Chief Executive Officer and    January 19, 1998
                              President (principal executive officer) of The
                              Franklin


/s/ Robert C. Spencer
----------------------------
     Robert C. Spencer        Member, Board of Managers of the Fund                 January 19, 1998

/s/ Robert G. Spencer
----------------------------
     Robert G. Spencer        Chairman, Board of Managers of the Fund               January 19, 1998

/s/ Peter V. Tuters
----------------------------
      Peter V. Tuters         Vice President, Chief Investment Officer and          February 9, 1998
                              Director of The Franklin


/s/ James W. Voth
----------------------------
       James W. Voth          Member, Board of Managers of the Fund                 January 19, 1998


                                       2